MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                           INVESTMENT ADVISER
Nelson J. Darling, Jr.                             Massachusetts Financial Services Company
Trustee, Eastern Enterprises                       500 Boylston Street
(diversified holding company)                      Boston, MA 02116-3741

William R. Gutow                                   DISTRIBUTOR
Vice Chairman,                                     MFS Fund Distributors, Inc.
Capitol Entertainment Management Company           500 Boylston Street
(Blockbuster Video franchise)                      Boston, MA 02116-3741

PORTFOLIO MANAGER                                  INVESTOR SERVICE
Geoffrey L. Kurinsky*                              MFS Service Center, Inc.
                                                   P.O. Box 2281
TREASURER                                          Boston, MA 02107-9906
W. Thomas London*
                                                   For additional information,
ASSISTANT TREASURERS                               contact your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                    CUSTODIAN
James O. Yost*                                     State Street Bank and Trust Company

SECRETARY                                          AUDITORS
Stephen E. Cavan*                                  Deloitte & Touche LLP

ASSISTANT SECRETARY                                WORLD WIDE WEB
James R. Bordewick, Jr.*                           www.mfs.com

[graphic omitted] For the fourth year in a row, MFS earned a #1 ranking in the
                  DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

-------------------------------------------------------------------------------
  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
-------------------------------------------------------------------------------

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
    Jeffrey L. Shames
    President, MFS Investment Management

January 12, 1998

MFS MONEY MARKET SERIES

For the year ended December 31, 1997, the Series provided a total return of 4.91% (excluding the deduction of the mortality and expense risk charges and administration fees.) The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate issues, in order to minimize credit risk. As of December 31, 1997, the portfolio had assets of approximately $8.7 million, and the Series' average maturity was 38 days.

We expect short-term rates to be flat to slightly lower over the next several months.

Respectfully,

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

OBJECTIVE AND POLICIES

The Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department and was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. A graduate of the University of Massachusetts and the Boston University Graduate School of Management, he has managed MFS Money Market Series since 1995.

Note to Contract Owners: Effective January 2, 1998, the Series will be managed by Jean O. Alessandro. A graduate of the University of Connecticut, Ms. Alessandro joined the MFS Fixed Income Department in 1985 and has worked as a money market trader and senior money market specialist. She was named Assistant Investment Officer in 1994 and Investment Officer in 1995.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Investments in the Series are neither insured nor guaranteed by the U.S. government, and there is no assurance that the series will be able to maintain a stable net asset value.

Refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1997
U.S. Government and Agency Obligations - 99.9%
--------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
--------------------------------------------------------------------------------
Federal Farm Credit Bank, due 1/09/98 - 2/11/98       $1,890          $1,883,648
Federal Home Loan Bank, due 1/14/98 - 3/25/98          2,369           2,079,377
Federal Home Loan Mortgage Corp.,
 due 2/05/98 - 3/06/98                                 1,495           1,756,009
Federal National Mortgage Assn., due
  1/05/98 - 3/03/98                                    1,735           1,728,898
Student Loan Marketing Assn., due 1/27/98                350             348,619
Tennessee Valley Authority, due 2/06/98 - 3/19/98        955             947,471
--------------------------------------------------------------------------------
Total Investments, at amortized cost and value                        $8,744,022
Other Assets, Less Liabilities - 0.1%                                     11,410
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $8,755,432
--------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                        $8,744,022
  Cash                                                                26,531
  Receivable for Series shares sold                                    1,502
  Deferred organization expenses                                       3,698
  Other assets                                                             6
                                                                  ----------
      Total assets                                                $8,775,759
                                                                  ----------
Liabilities:
  Payable for Series shares reacquired                            $   16,800
  Payable to affiliates -
    Management fee                                                       120
    Shareholder servicing agent fee                                        4
  Accrued expenses and other liabilities                               3,403
                                                                  ----------
      Total liabilities                                           $   20,327
                                                                  ----------
Net assets (represented by paid-in capital)                       $8,755,432
                                                                  ==========
Shares of beneficial interest outstanding                          8,755,432
                                                                  ==========
Net asset value per share
  (net assets of $8,755,432 / 8,755,432 shares of beneficial
  interest outstanding)                                           $     1.00
                                                                  ==========
See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
Year Ended December 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $  291,723
                                                                  ----------
  Expenses -
    Management fee                                                $   26,348
    Trustees' compensation                                             2,033
    Shareholder servicing agent fee                                    1,838
    Administrative fee                                                   699
    Auditing fees                                                     31,001
    Printing                                                           4,631
    Amortization of organization expenses                              1,837
    Custodian fee                                                      1,727
    Legal fees                                                         1,335
    Miscellaneous                                                        566
                                                                  ----------
      Total expenses                                              $   72,015
    Fees paid indirectly                                                (343)
    Reduction of expenses by investment adviser                      (40,048)
                                                                  ----------
      Net expenses                                                $   31,624
                                                                  ----------
        Net investment income                                     $  260,099
    Realized loss on investment transactions                             (24)
                                                                  ----------
        Increase in net assets from operations                    $  260,075
                                                                  ==========
See notes to financial statements

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
Year Ended December 31,                                              1997                   1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   260,099               $  7,822
  Net realized loss on investments                                   (24)                  --
                                                             -----------               --------
      Increase in net assets from operations                 $   260,075               $  7,822
                                                             -----------               --------
  Distributions declared to shareholders from net
    investment income                                        $  (260,075)              $ (7,822)
                                                             -----------               --------

Series share (principal) transactions at net asset value of $1.00 per share -
  Net proceeds from sale of shares                           $15,357,398               $643,286
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                             230,346                  5,947
  Cost of shares reacquired                                   (7,464,930)              (196,749)
                                                             -----------               --------
      Total increase in net assets                           $ 8,122,814               $452,484
Net assets:
  At beginning of period                                         632,618                180,134
                                                             -----------               --------
  At end of period                                           $ 8,755,432               $632,618
                                                             ===========               ========

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------
Year Ended December 31,                         1997       1996        1995*
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                      $ 1.00      $ 1.00      $ 1.00
                                              ------      ------      ------

Income from investment operations# -
  Net investment income(S)                    $ 0.05      $ 0.04      $ 0.04
                                              ------      ------      ------

Less distributions declared to
  shareholders from net
  investment income                           $(0.05)     $(0.04)     $(0.04)
                                              ------      ------      ------
Net asset value - end of period               $ 1.00      $ 1.00      $ 1.00
                                              ======      ======      ======
Total return                                   4.91%       4.55%        4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                     0.60%       0.60%        0.60%+
  Net investment income                        4.91%       4.53%        4.54%+
Net assets at end of period
(000 omitted)                                 $8,755      $  633      $  180

  *For the period from the commencement of the Series' investment operations,
   January 3, 1995, through December 31, 1995.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
(S)Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)              $ 0.04      $(0.21)     $(0.14)
    Ratios (to average net assets):
      Expenses##                               1.36%       27.74%      21.54%+
      Net investment income (loss)             4.15%      (22.61)%    (16.37)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is composed of the following 12 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $24 which may be applied against any net taxable realized gains in each succeeding year until the earlier of utilization or expiration on December 31, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $111,855.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $53,939,134 and $46,102,395, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $36.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting MFS Variable Insurance Series) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the year ended December 31, 1996, and the financial highlights for the period from January 3, 1995 (the commencement of investment operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VMM-2 2/98 450